UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 9, 2007

CrossPoint Energy Company
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51699	98-0434381
(Commission File Number)	(IRS Employer Identification No.)

2801 Network Blvd., Suite 810
Frisco, Texas	75034
(Address of Principal Executive Offices)	(Zip Code)

(972) 818-1100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 9, 2007, CrossPoint Energy Holdings, LLC (the “Seller”), a wholly-owned subsidiary of CrossPoint Energy Company (“CrossPoint”), sold all of its interest in the Hoskins Mound Project in Brazoria County, Texas, including a 65% ownership interest in 101 square miles of 3D seismic data, to ERG Resources, L.L.C. (the “Buyer”) for an aggregate of $1,948,720, including the initial $400,000 deposit the Seller received from the Buyer. The effective date of the sale is October 1, 2007, and the purchase price is subject to final adjustments within a post-closing statement. There is a $25,000 holdback for payment of accrued liabilities applicable to the time period prior to October 1, 2007. The proceeds from the sale are being used to repay a portion of CrossPoint’s outstanding debt under its credit facility.

CrossPoint’s unaudited pro forma consolidated financial statements and related notes are included as “Item 9.01(b) - Financial Statements and Exhibits - Pro Forma Financial Information.”

Item 9.01 Financial Statements and Exhibits

(b)	Pro Forma Financial Information

Unaudited Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2007

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended June 30, 2007

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended September 30, 2006

(d)	Exhibits

2.1	Purchase and Sale Agreement dated August 22, 2007, by and between CrossPoint Energy Holdings, LLC and ERG Resources, L.L.C.

2.2	First Amendment to Purchase and Sale Agreement dated September 5, 2007, by and between CrossPoint Energy Holdings, LLC and ERG Resources, L.L.C.

2.3	Second Amendment to Purchase and Sale Agreement dated September 28, 2007, by and between CrossPoint Energy Holdings, LLC and ERG Resources, L.L.C.

2.4	Third Amendment to Purchase and Sale Agreement dated October 23, 2007, by and between CrossPoint Energy Holdings, LLC and ERG Resources, L.L.C.

2.5	Fourth Amendment to Purchase and Sale Agreement dated October 31, 2007, by and between CrossPoint Energy Holdings, LLC and ERG Resources, L.L.C.

CrossPoint Energy Company
Unaudited Pro Forma Condensed Consolidated Financial Data

CrossPoint Energy Company
Unaudited Pro Forma Condensed Consolidated Balance Sheet

	June 30, 2007
		Proforma Adjustments
	Historical	Hoskins	Zach Abney		Proforma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$89,059	$2,024,953	$3,300,873	(1)	$5,414,885
Restricted cash	261,126				261,126
Accounts receivable	75,264				75,264
Oil and gas revenue receivable	264,259				264,259
Prepaid expenses	189,342				189,342
Deferred financing costs	170,376				170,376
Oil & gas assets held for sale	7,553,554	(7,738,022)	(1,714,115)	(2)	(1,898,583)
Other assets held for sale	35,573				35,573
Total current assets	8,638,553	(5,713,069)	1,586,758		4,512,242
PROPERTY & EQUIPMENT:
Oil & gas property and equipment, successful efforts method	1,022,295				1,022,295
Less accumulated impairment, depletion, depreciation & amortization	(610,111)				(610,111)
Other Assets	63,085				63,085
Total assets	$9,113,822	$(5,713,069)	$1,586,758		$4,987,511
LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
Accounts payable	$685,712				$685,712
Notes payable	7,137,208				7,137,208
Liquidated damages payable	2,727,900				2,727,900
Oil and gas revenues payable	240,300				240,300
Interest payable	255,729				255,729
Convertible note	8,111,588				8,111,588
Obligations associated with assets held for sale	174,106	44,680	14,668	(3)	233,454
Total current liabilities	19,332,543	44,680	14,668		19,391,891
Asset retirement obligation	13,574				13,574
Other long-term liabilities	3,252				3,252
Total liabilities	19,349,369	44,680	14,668		19,408,717
STOCKHOLDERS' DEFICIT:
Capital stock	1,831				1,831
Capital in excess of par value	11,471,943				11,471,943
Treasury Stock, 5,879 shares , at cost	(17,985)				(17,985)
Accumulated deficit	(21,691,336)	(5,757,749)	1,572,090		(25,876,995)
Total Stockholders' deficit	(10,235,547)	(5,757,749)	1,572,090		(14,421,206)
Total liabilities and Stockholders' deficit	$9,113,822	$(5,713,069)	$1,586,758		$4,987,511

See accompanying notes to unaudited pro forma condensed consolidated financial data, which are an integral part of this data.

CrossPoint Energy Company
Unaudited Pro Forma Condensed Consolidated Financial Data

CrossPoint Energy Company
Unaudited Pro Forma Condensed Consolidated Statement of Operations

	Nine Months Ended June 30, 2007
		Adjustments (4)
	Historical	Hoskins	Zach Abney	Proforma
OPERATING REVENUES:
Crude oil & natural gas sales	$3,879			$3,879
Contract services revenue	499,792			499,792
Total operating revenues	503,671			503,671
OPERATING EXPENSES:
Lease operating expenses	5,472			5,472
Production and ad valorem taxes	224			224
Dry hole & abandonment expenses	3,945			3,945
Depreciation, depletion and amortization	340,719			340,719
Accretion of asset retirement obligations	1,350			1,350
Contract services expense	300,843			300,843
General and administrative expenses, including stock compensation expense reversal of $227,779	2,536,092			2,536,092
Impairment of oil and gas properties	385,524			385,524
Restructure expenses	789,093			789,093
Total operating expenses	4,363,262			4,363,262
OPERATING LOSS	(3,859,591)			(3,859,591)
OTHER INCOME & EXPENSE:
Interest income	127,498			127,498
Interest expense	(1,107,013)			(1,107,013)
Merger expense	(119,672)			(119,672)
Liquidated damages	(3,334,100)			(3,334,100)
Total other expenses	(4,433,287)			(4,433,287)
LOSS FROM CONTINUING OPERATIONS	(8,292,878)			(8,292,878)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	(3,678,696)	(361,922)	(140,175)	(4,180,793)
Net Loss	(11,971,574)			(12,473,671)
Preferred dividends	-			-
Net Loss applicable to common shares	$(11,971,574)	$(361,922)	$(140,175)	$(12,473,671)

Basic and Diluted Net Loss per common share:
Basic and Diluted Net Loss from continuing operations	$(0.47)	$(0.02)	$(0.01)	$(0.46)
Basic and Diluted Net Loss from discontinued operations	$(0.21)	$(0.02)	$(0.01)	$(0.24)
Basic and Diluted Net Loss per common share	$(0.68)	$(0.02)	$(0.01)	$(0.70)

Weighted Average Number of Shares Outstanding	17,709,121

See accompanying notes to unaudited pro forma condensed consolidated financial data, which are an integral part of this data.

CrossPoint Energy Company
Unaudited Pro Forma Condensed Consolidated Financial Data

CrossPoint Energy Company
Unaudited Pro Forma Condensed Consolidated Statement of Operations

	For the Year Ended September 30, 2006
		Adjustments (5)
	Historical	Hoskins Sale	Zach Abney Sale	Proforma
OPERATING REVENUES:
Crude oil & natural gas sales	$10,965			$10,965
Contract services revenue	686,569			686,569
Total operating revenues	697,534	-	-	697,534
OPERATING EXPENSES:
Lease operating expenses	10,182			10,182
Production and ad valorem taxes	607			607
Dry hole & abandonment expenses	164,115			164,115
Depreciation, depletion and amortization	4,330			4,330
Accretion of asset retirement obligations	811			811
Contract services expense	422,470			422,470
General and administrative expenses	2,067,326			2,067,326
Impairment of oil and gas properties	213,636			213,636
Restructure expenses	-			-
Total operating expenses	2,883,477	-	-	2,883,477
OPERATING LOSS	(2,185,943)	-	-	(2,185,943)
OTHER INCOME & EXPENSE:
Interest and other income	70,696			70,696
Interest expense	(852,675)			(852,675)
Merger expense	-			-
Liquidated damages	(340,988)			(340,988)
Total other expenses	(1,122,967)	-	-	(1,122,967)
LOSS FROM CONTINUING OPERATIONS	(3,308,910)	-	-	(3,308,910)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	(4,541,376)	488,177	290,972	(5,320,525)
Net Loss	(7,850,286)	488,177	290,972	(8,629,435)
Preferred dividends	(75,348)			(75,348)
Net Loss applicable to common shares	$(7,925,634)	488,177	290,972	$(8,704,783)

Basic and Diluted Net Loss per common share:

Basic and Diluted Net Loss from continuing operations	$(0.30)			$(0.30)
Basic and Diluted Net Loss from discontinued operations	$(0.41)	$(0.04)	$(0.03)	$(0.48)
Basic and Diluted Net Loss per common share	$(0.71)			$(0.78)

Weighted Average Number of Shares Outstanding	11,204,232

See accompanying notes to unaudited pro forma condensed consolidated financial data, which are an integral part of this data.

CROSSPOINT ENERGY COMPANY UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On August 30, 2007, CrossPoint Acquisition, LLC (the “Company”), a wholly-owned subsidiary of CrossPoint Energy Company, completed the sale of its interest in Zach Abney #1 and #2 wells located in Harrison County, Texas to Devon Energy Production Company L.P. On November 9, 2007, CrossPoint Energy Holdings, LLC, a wholly-owned subsidiary of CrossPoint Energy Company, sold all of its interest in the Hoskins Mound Project in Brazoria County, Texas, including a 65% ownership interest in 101 square miles of 3D seismic data, to ERG Resources, L.L.C. These sales will qualify as a discontinued operation in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

The unaudited pro forma consolidated financial data set forth below has been derived by the application of pro forma adjustments to our historical financial statements, as restated for discontinued operations. The unaudited pro forma consolidated financial data gives effect to the events described below as if they had occurred at September 30, 2006 in the case of statement of earnings data and June 30, 2007 in the case of balance sheet data. The unaudited pro forma consolidated financial data as of and for the quarter ended June 30, 2007 and for the fiscal year ended September 30, 2006 give effect to the disposition of the Zach Abney #1; #2, approximately 501.23 acres of farmout lands, Hoskins Mound Project and 65% ownership interest in 101 square miles of 3D seismic.

This information should be read in conjunction with our audited consolidated financial statements and the related notes filed as part of our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006 and our unaudited consolidated financial statements and the related notes filed as part of our Quarterly Report on Form 10-QSB for the quarter ended June 30, 2007.

The following unaudited pro forma consolidated financial data is not necessarily indicative of our financial position or results of operations that actually would have been attained had the sale of Zach Abney #1 and #2 and Hoskins Mound occurred at the dates indicated and is not necessarily indicative of our financial position or results of operations that will be achieved in the future.

Certain items in the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the period ended September 30, 2006 have been reclassified to conform to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the period ended 2007 presentation. The reclassified items are reproduced to conform to the discontinued operations format that is used in the Form 10-QSB for the fiscal quarter ended June 30, 2007, in order to reflect the future disposition of assets held for sale.

NOTES TO UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

1.
On August 30, 2007, CrossPoint Acquisition, LLC (the “Company”), a wholly-owned subsidiary of CrossPoint Energy Company, completed the sale of its interest in Zach Abney #1 and #2 wells to Devon Energy Production Company L.P. for $3.4 million. Net purchase price adjustments of $99,127 were made to cash for the revenue suspense items related to the properties with regards to the difference in the effective date of sale, August 1, 2007, and the actual sales date. On November 9, 2007, CrossPoint Energy Holdings, LLC, a wholly-owned subsidiary of CrossPoint Energy Company (“CrossPoint”), sold all of its interest in the Hoskins Mound Project in Brazoria County, Texas, including a 65% ownership interest in 101 square miles of 3D seismic data, to ERG Resources, L.L.C. for an aggregate of $1.9 million. Net purchase price adjustments of $25,000 were made to cash for the revenue suspense items related to the properties with regards to the difference in the effective date of sale, October 1, 2007, and the actual sales date.

2.
Net adjustments to Oil and gas assets held for sale for approx $1.7 million were made for the value of the wells and related farmout lands that were sold in the Zach Abney #1 and #2 deal. Net adjustments to Oil and gas assets held for sale for approx $7.7 million were made for the value of the project and interest in the 3D seismic that were sold in the Hoskins Mound deal.

3.	Net adjustments to the Obligations associated with assets held for sale were made in order to reverse the asset retirement obligation that had been accrued in accordance with FASB 143 under GAAP.

4.
Net Adjustments to the Discontinued Operations on the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended June 30, 2007 include the following with relations to the Zach Abney and Hoskins Mound property sales:

Nine Months Ended
June 30, 2007

Revenues:	$667,057

Expenses:
Lease operating, Production and ad valorem taxes	(1,169,154)
Income from discontinued operations	$(502,097)

5.
The net adjustments shown on the pro-forma statement of operations for the period ended September 30, 2006 include the following with relations to the sale of Zach Abney and Hoskins Mound as if the sale had happened at the beginning of the period. Net Adjustments to the Discontinued Operations for the period ended September 30, 2006 include the following:

Year Ended
September 30, 2006

Revenues:	$1,146,124

Expenses:
Lease operating, Production and ad valorem taxes	(1,925,273)
Income from discontinued operations	$(779,149)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSPOINT ENERGY COMPANY

Date: November 16, 2007	By:	/s/ Daniel F. Collins
Daniel F. Collins President and Chief Executive Officer

EXHIBITS INDEX

Exhibit No.	Description
2.1	Purchase and Sale Agreement dated August 22, 2007, by and between CrossPoint Energy Holdings, LLC and ERG Resources, L.L.C.

2.2	First Amendment to Purchase and Sale Agreement dated September 5, 2007, by and between CrossPoint Energy Holdings, LLC and ERG Resources, L.L.C.

2.3	Second Amendment to Purchase and Sale Agreement dated September 28, 2007, by and between CrossPoint Energy Holdings, LLC and ERG Resources, L.L.C.

2.4	Third Amendment to Purchase and Sale Agreement dated October 23, 2007, by and between CrossPoint Energy Holdings, LLC and ERG Resources, L.L.C.

2.5	Fourth Amendment to Purchase and Sale Agreement dated October 31, 2007, by and between CrossPoint Energy Holdings, LLC and ERG Resources, L.L.C.